FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 16, 2018 (the “Effective Date”), among Rexford Industrial Realty, L.P., a Maryland limited partnership (“Borrower”), Rexford Industrial Realty, Inc., a Maryland corporation (“Parent”), each Lender (defined below) that is a signatory hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Administrative Agent”) and a Lender.
R E C I T A L S
A.Reference is hereby made to that certain Credit Agreement dated as of January 14, 2016 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, Parent, the lenders party thereto (each, a “Lender” and collectively, “Lenders”), and PNC Bank, National Association, as Administrative Agent (Administrative Agent and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).
B.Borrower, Parent, Administrative Agent and Lenders party hereto desire to modify certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.
2.Amendments to the Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:
“Fourth Amendment Effective Date” means January 16, 2018, the effective date of the Fourth Amendment to Credit Agreement, executed by Borrower, Parent, Administrative Agent and Lenders.
(b)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Applicable Margin” in its entirety and replace such definition with the following:
“Applicable Margin” means:
(a)Subject to clause (b) below, the following percentages per annum, based upon the Leverage Ratio as set forth in the most-recent Compliance Certificate received by Administrative Agent pursuant to Section 8.02(a):

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Fourth Amendment

Pricing Level	Leverage Ratio	Eurodollar Rate	Base Rate
1	< 35%	1.20%	0.20%
2	≥ 35%but < 40%	1.30%	0.30%
3	≥ 40%but < 45%	1.35%	0.35%
4	≥ 45%but < 50%	1.40%	0.40%
5	≥ 50%but < 55%	1.50%	0.50%
6	≥ 55%	1.70%	0.70%
Any increase or decrease in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 8.02(a); provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of Required Lenders, Pricing Level 6 shall apply as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Margin in effect from the Fourth Amendment Effective Date until adjusted as set forth above shall be set at Pricing Level 1.
Notwithstanding anything to the contrary contained in this clause (a), the determination of the Applicable Margin under this clause (a) for any period shall be subject to the provisions of Section 2.08(b).
(b)If Parent or Borrower obtains an Investment Grade Rating, Borrower may, upon written notice to Administrative Agent, make an irrevocable one time written election to exclusively use the below table based on the Debt Rating of Parent or Borrower (setting forth the date for such election to be effective), and thereafter the Applicable Margin shall be determined based on the applicable rate per annum set forth in the below table notwithstanding any failure of Parent or Borrower to maintain an Investment Grade Rating or any failure of Parent or Borrower to maintain a Debt Rating:

Debt Rating	Eurodollar Rate Applicable Margin	Base Rate Applicable Margin
≥ A-/A3	0.90%	0.00%
BBB+/Baa1	0.95%	0.00%
BBB/Baa2	1.10%	0.10%
BBB-/Baa3	1.35%	0.35%
<BBB-/Baa3	1.75%	0.75%

If at any time Parent and/or Borrower has only two (2) Debt Ratings, and such Debt Ratings are split, then: (a) if the difference between such Debt Ratings is one ratings category (e.g., Baa2 by Moody’s and BBB- by S&P or Fitch), the ratings-based Applicable Margin shall be the rate per annum that would be applicable if the higher of the Debt Ratings were used; and (b) if the difference between such Debt Ratings is two (2) ratings categories (e.g., Baa1 by Moody’s and BBB- by S&P), the ratings-based Applicable Margin shall be the rate per annum that would be applicable if the rating that is one higher than the lower of the applicable Debt Ratings were used. If at any time Parent and/or Borrower has three (3)

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Fourth Amendment

Debt Ratings, and such Debt Ratings are split, then: (i) if the difference between the highest and the lowest such Debt Ratings is one ratings category (e.g., Baa2 by Moody’s and BBB- by S&P or Fitch), the ratings-based Applicable Margin shall be the rate per annum that would be applicable if the highest of the Debt Ratings were used; and (ii) if the difference between such Debt Ratings is two (2) ratings categories (e.g., Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the ratings-based Applicable Margin shall be the rate per annum that would be applicable if the average of the two (2) highest Debt Ratings were used, provided that if such average is not a recognized rating category, then the ratings-based Applicable Margin shall be the rate per annum that would be applicable if the second highest Debt Rating of the three (3) were used.
3.Amendments to other Loan Documents.
(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
4.Conditions Precedent. This Amendment shall not be effective unless and until:
(a)Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties and each Lender and acknowledged by Administrative Agent;
(b)the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifiers therein) on and as of the date of this Amendment as though made as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01;
(c)after giving effect to this Amendment, no Default exists;
(d)Borrower pays the reasonable fees, charges and disbursements of Haynes and Boone, LLP, as counsel for Administrative Agent; and
(e)payment by Borrower to Administrative Agent, for the account of each Lender executing this Amendment, a fee equal to ten (10) basis points (0.10%) times the outstanding principal amount of the Loans of such Lender.
5.Ratifications. Each of Borrower and Parent (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
6.Representations. Each of Borrower and Parent represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any Governmental Authority is required

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to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment, except for actions or filings which have been duly obtained, taken, given or made and are in full force and effect; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and by general principles of equity; (d) the execution, delivery, and performance by each Loan Party of this Amendment do not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (ii) violate in any material respect any Law; (e) all representations and warranties in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers therein), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01; (f) no Default exists; and (g) no amendments have been made to the Organization Documents of (i) Borrower or Parent since December 29, 2017 or (ii) any Loan Party other than Borrower or Parent since February 14, 2017, except for any Subsidiary Guarantors that became Subsidiary Guarantors after February 14, 2017, in which case no amendments have been made to the Organization Documents of such Subsidiary Guarantors since the date such Subsidiary Guarantors became Subsidiary Guarantors.
7.Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
8.Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.
9.Parties. This Amendment binds and inures to Borrower, Parent and the Credit Parties and their respective successors and permitted assigns.
10.Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Rexford Industrial Realty, L.P.
Fourth Amendment

EXECUTED as of the date first stated above.

BORROWER:

REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership
By:	REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation,
its General Partner

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer

PARENT:

REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation,

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By:		/s/ Nicolas Zitelli
	Name:	Nicolas Zitelli
	Title:	Senior Vice President

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:		/s/ Nicolas Zitelli
	Name:	Nicolas Zitelli
	Title:	Senior Vice President

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

CAPITAL ONE NATIONAL ASSOCIATION, as a
Lender

By:		/s/ Ashish Tandon
	Name:	Ashish Tandon
	Title:	Director

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Fourth Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:		/s/ Adrian Metter
	Name:	Adrian Metter
	Title:	Senior Vice President

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

To induce the Credit Parties that are parties hereto to enter into this Amendment, each of the undersigned hereby (a) consents and agrees to the execution and delivery of this Amendment and the terms and conditions hereof, (b) agrees that this Amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waives notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of the Credit Parties and their respective successors and permitted assigns.

GUARANTORS:

REXFORD INDUSTRIAL - 228TH STREET, LLC
REXFORD INDUSTRIAL - 2980 SAN FERNANDO, LLC
REXFORD INDUSTRIAL - 301 N FIGUEROA, LLC
REXFORD INDUSTRIAL - 3233 MISSION OAKS, LLC
REXFORD INDUSTRIAL - 9615 NORWALK, LLC
REXFORD INDUSTRIAL - ALTON, LLC
REXFORD INDUSTRIAL - HINDRY, LLC
REXFORD INDUSTRIAL - INDUSTRY WAY, LLC
REXFORD INDUSTRIAL - NELSON, LLC
REXFORD INDUSTRIAL - SDLAOC
REXFORD INDUSTRIAL - VANOWEN, LLC
RIF I - MONROVIA, LLC
RIF I - MULBERRY, LLC
RIF I - VALLEY BLVD., LLC
RIF II - BLEDSOE AVENUE, LLC
RIF II - CROCKER, LLC
RIF II - EASY STREET, LLC
RIF II - FIRST AMERICAN WAY, LLC
RIF II - LA JOLLA SORRENTO BUSINESS PARK, LLC
RIF II - ORANGETHORPE LLC
RIF II - ORANGETHORPETIC, LLC
RIF II - PIONEER AVENUE, LLC
RIF III - 157TH STREET, LLC
RIF III - ARCHIBALD, LLC
RIF III - AVENUE STANFORD, LLC
RIF III - BROADWAY, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.
a Maryland limited partnership,
its Sole and Managing Member

By:	REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation
its General Partner

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

RIF III - EMPIRE LAKES, LLC
RIF III - IMPALA, LLC
RIF III - SANTA FE SPRINGS, LLC
RIF III - YARROW DRIVE, LLC
RIF III - YARROW DRIVE II, LLC
RIF IV - BURBANK, LLC
RIF IV - CENTRAL AVENUE, LLC
RIF IV - CORNERSTONE, LLC
RIF IV - EAST 46TH STREET, LLC
RIF IV - ENFIELD, LLC
RIF IV - GLENDALE, LLC
RIF IV - GRAND, LLC
RIF IV - HARBOR WARNER, LLC
RIF IV - LONG CARSON, LLC
RIF IV - NEWTON, LLC
RIF IV - POINSETTIA, LLC
RIF IV - SAN GABRIEL, LLC
RIF IV - WEST 33RD STREET, LLC
RIF V - 240TH STREET, LLC
RIF V - 3360 SAN FERNANDO, LLC
RIF V - ARROW BUSINESS CENTER, LLC
RIF V - ARROYO, LLC
RIF V - BENSON, LLC
RIF V - CALVERT, LLC
RIF V - CAMPUS AVENUE, LLC
RIF V - DEL NORTE, LLC
RIF V - GGC ALCORN, LLC
RIF V - GLENDALE COMMERCE CENTER, LLC
RIF V - GOLDEN VALLEY, LLC
RIF V - GRAND COMMERCE CENTER, LLC
RIF V - JERSEY, LLC
RIF V - MACARTHUR, LLC
RIF V - NORMANDIE BUSINESS CENTER, LLC
RIF V - ODESSA, LLC
RIF V - PARAMOUNT BUSINESS CENTER, LLC
RIF V - SHOEMAKER INDUSTRIAL PARK, LLC
RIF V - VINEDO, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.
a Maryland limited partnership,
its Sole and Managing Member

By:	REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation
its General Partner

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

REXFORD INDUSTRIAL - 5421 ARGOSY, LLC
REXFORD INDUSTRIAL - 19402 SUSANA, LLC
REXFORD INDUSTRIAL - AZUSA CANYON, LLC
REXFORD INDUSTRIAL - SAFARI, LLC
REXFORD INDUSTRIAL - 687 EUCALYPTUS, LLC
REXFORD INDUSTRIAL - 8542 SLAUSON, LLC
REXFORD INDUSTRIAL - 8315 HANAN, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P.
a Maryland limited partnership,
its Sole and Managing Member

By:	REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation
its General Partner

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer

REXFORD INDUSTRIAL - FAIRVIEW, LLC
REXFORD INDUSTRIAL - GALE, LLC
REXFORD INDUSTRIAL - HOLLAND, LLC
REXFORD INDUSTRIAL - ICON, LLC
REXFORD INDUSTRIAL - WESTERN, LLC

By:	REXR REIT HOLDINGS I, LLC,
a Delaware limited liability company,
its Sole and Managing Member

By:	REXR REIT, INC.,
a Delaware corporation
its Sole and Managing Member

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: President and Treasurer

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement

REXFORD INDUSTRIAL - HARBOR, LLC
REXFORD INDUSTRIAL - JURUPA, LLC
REXFORD INDUSTRIAL - STOWE, LLC

By:	REXR REIT HOLDINGS II, LLC,
a Delaware limited liability company,
its Sole and Managing Member

By:	REXR REIT, INC.,
a Delaware corporation
its Sole and Managing Member

By:	/s/ Adeel Khan
Name: Adeel Khan
Title: President and Treasurer

Signature Page to Rexford Industrial Realty, L.P.
Fourth Amendment to Credit Agreement